EXHIBIT 99


          Fortune Brands Reports Record Third Quarter Results

    LINCOLNSHIRE, Ill.--(BUSINESS WIRE)--Oct. 16, 2003--

   Sales Grow 8% on Double-Digit Increases for Cabinets, Titleist & Jim Beam; Operating Income, Net Income and EPS Up Strong Double Digits

    Fortune Brands, Inc. (NYSE:FO), a leading consumer brands company, today reported record results for the third quarter of 2003. The company's results benefited from broad-based operational strength, sustained share gains in key markets, the ongoing profit recovery in the office products business and favorable foreign exchange.

    -- Net income grew 29% to $146 million, and diluted earnings per share were $0.98, up 34% from $0.73 a year ago. Lower restructuring-related charges and interest on a tax refund benefited comparisons to the year-ago quarter.

    -- Excluding special items in both years, diluted earnings per share were $1.00, up 22% from $0.82 a year ago, and 8 cents above the consensus estimate of Wall Street Securities analysts.

    --  Net sales were $1.58 billion, up 8%.

    -- Operating income was $239 million, up 21%. Operating income benefited from strong underlying performance and lower restructuring-related charges.

    --  Return on equity was 23%.

    --  Return on invested capital was 17%.

    --  Year-to-date share repurchases total 3.4 million.

    "As our excellent third quarter results demonstrate, the consumer is alive and well at Fortune Brands," said Fortune Brands chairman & CEO Norm Wesley. "Our success starts with great consumer brands that are winning in the marketplace. We're gaining share with innovative new products, sustained brand investments and expanded customer relationships. We're continuing to improve productivity and asset returns. And our breadth and balance further underpin our lengthening track record of consistently strong results.
    "Reflecting our broad-based strength, Titleist, Jim Beam and our cabinet brands all grew sales double digits in the third quarter, and each of our businesses performed at or above our expectations. Our golf brands shattered third quarter records and significantly outperformed the industry with sizeable share gains. Robust sales growth for our kitchen and bath cabinet brands expanded market share. Strong volume gains for Jim Beam, DeKuyper and super-premium spirits fueled excellent Spirits & Wine performance. And our profit recovery program in Office products is delivering results a year ahead of schedule."

    Outlook: Double-Digit EPS Growth, Strong Free Cash Flow

    "Fortune Brands is well on its way to another excellent year," Wesley added. "Reflecting the timing of new product introductions in golf, the annualization of some of our office products savings and higher costs for benefits and insurance, our earnings target for the fourth quarter is low-double-digit EPS growth. The strength of our year-to-date performance and our expectations for the fourth quarter give us confidence that we'll deliver full-year EPS growth in the mid-teens. That would very comfortably achieve our long-term goal of double-digit EPS growth for 2003. Given our broad-based operational strength, we're now targeting 2003 free cash flow after dividends to be in the range of $400 million with continued improvement in returns." The company's earnings goals exclude special charges and gains.

    Third Quarter Net Charge from Special Items

    The company's third quarter 2003 results included after-tax restructuring-related charges of $10.7 million in the office products and golf businesses, partly offset by a $6.9 million credit for interest on a tax refund. These special items resulted in a net charge of $3.8 million, or 2 cents per diluted share. In the third quarter of 2002, the company recorded after-tax restructuring-related charges of $14.3 million, or 9 cents per diluted share, related to the sale of certain low-return product lines and the repositioning program in the office products business.

    Fortune Brands, Inc. is a $6 billion leading consumer brands company. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock, Diamond and Omega cabinets, Master Lock padlocks and Waterloo tool storage sold by units of MasterBrand Industries, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Wild Horse wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Office brands include Swingline, Wilson Jones, Kensington and Day-Timer sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index.
    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, the impact of weak conditions in the leisure travel industry on our golf and spirits and wine businesses, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.
    This press release presents measures not derived in accordance with generally accepted accounting principles, including operating income before charges, earnings per share before charges/gains and free cash flow. Such measures should not be considered substitutes for any measures derived in accordance with generally accepted accounting principles, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP measures to the most nearly comparable GAAP measures, if applicable, is presented in the attached pages.

                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
                (In millions, except per share amounts)
                              (Unaudited)

                                      Three Months Ended September 30,
                                      --------------------------------
                                         2003     2002       % Change
                                      --------------------------------
Net Sales                              $1,583.8 $1,463.1        8.2
                                      --------------------------------

  Cost of goods sold                      848.3    795.6        6.6

  Excise taxes on spirits and wine         78.6     75.9        3.6

  Advertising, selling, general
   and administrative expenses            400.4    367.3        9.0

  Amortization of intangibles               4.6      4.7       (2.1)

  Restructuring and
   restructuring-related items             13.0     22.2      (41.4)

                                      --------------------------------
Operating Income                          238.9    197.4       21.0
                                      --------------------------------

  Interest expense                         18.2     18.5       (1.6)

  Other (income) expense, net             (18.8)    (5.3)    (254.7)

  Income taxes                             89.5     66.9       33.8

  Minority interests                        3.9      4.1       (4.9)

                                      --------------------------------
Net Income                                146.1    113.2       29.1
                                      --------------------------------

Earnings Per Common Share
                                      --------------------------------
  Basic                                    1.01     0.75       34.7
  Diluted                                  0.98     0.73       34.2
                                      --------------------------------

Avg. Common Shares Outstanding
                                      --------------------------------
  Basic                                   145.1    150.0       (3.3)
  Diluted                                 149.7    154.6       (3.2)
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                         2003     2002       % Change
                                      --------------------------------
Net Sales                              $4,558.0 $4,246.1        7.3
                                      --------------------------------

  Cost of goods sold                    2,470.5  2,315.9        6.7

  Excise taxes on spirits and wine        220.4    225.2       (2.1)

  Advertising, selling, general
   and administrative expenses          1,163.0  1,085.7        7.1

  Amortization of intangibles              14.1     11.4       23.7

  Write-downs of identifiable
   intangibles                             12.0        -          -

  Restructuring and
   restructuring-related items             26.1     44.9      (41.9)

                                      --------------------------------
Operating Income                          651.9    563.0       15.8
                                      --------------------------------

  Interest expense                         55.0     56.2       (2.1)

  Other (income) expense, net             (35.5)   (35.6)       0.3

  Income taxes                            198.0    136.5       45.1

  Minority interests                       12.1     11.8        2.5

                                      --------------------------------
Net Income                                422.3    394.1        7.2
                                      --------------------------------

Earnings Per Common Share
                                      --------------------------------
  Basic                                    2.90     2.63       10.3
  Diluted                                  2.82     2.55       10.6
                                      --------------------------------

Avg. Common Shares Outstanding
                                      --------------------------------
  Basic                                   145.5    149.7       (2.8)
  Diluted                                 149.7    154.4       (3.0)
                                      --------------------------------

Actual Common Shares Outstanding
                                      --------------------------------
  Basic                                   145.3    149.2       (2.6)
  Diluted                                 149.8    153.4       (2.3)
                                      --------------------------------


                         FORTUNE BRANDS, INC.
                (In millions, except per share amounts)
                              (Unaudited)

NET SALES AND OPERATING INCOME

                                      Three Months Ended September 30,
                                      --------------------------------
                                           2003     2002   % Change
                                      --------------------------------
Net Sales

  Home and Hardware                    $  740.1 $  687.7        7.6

  Spirits and Wine                        281.8    255.0       10.5

  Golf                                    275.2    236.4       16.4

  Office                                  286.7    284.0        1.0
                                      --------------------------------
Total                                  $1,583.8 $1,463.1        8.2
                                      --------------------------------

Operating Income Before Charges (a)

  Home and Hardware                    $  132.1 $  123.8        6.7
  Spirits and Wine                         69.6     62.1       12.1
  Golf                                     35.2     25.4       38.6
  Office                                   28.3     19.1       48.2

Less:

  Corporate expenses                       13.3     10.8       23.1
  Restructuring and
   restructuring-related items             13.0     22.2      (41.4)
                                      --------------------------------
Operating Income                       $  238.9 $  197.4       21.0
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                           2003     2002   % Change
                                      --------------------------------
Net Sales

  Home and Hardware                    $2,064.7 $1,878.7        9.9
  Spirits and Wine                        774.6    735.8        5.3
  Golf                                    929.4    837.1       11.0
  Office                                  789.3    794.5       (0.7)
                                      --------------------------------
Total                                  $4,558.0 $4,246.1        7.3
                                      --------------------------------

Operating Income Before Charges (a)

  Home and Hardware                    $  339.8 $  301.5       12.7
  Spirits and Wine                        197.0    187.0        5.3
  Golf                                    138.4    119.4       15.9
  Office                                   56.3     34.3       64.1

Less:

  Corporate expenses                       41.5     34.3       21.0
  Write-downs of identifiable
   intangibles                             12.0        -          -
  Restructuring and
   restructuring-related items             26.1     44.9      (41.9)
                                      --------------------------------
Operating Income                       $  651.9 $  563.0       15.8
                                      --------------------------------

(a) Operating Income Before Charges, which is a measure not derived in accordance with generally accepted accounting principles (GAAP), is Operating Income derived in accordance with GAAP, excluding restructuring and restructuring-related items as well as write-downs of identifiable intangibles. Management uses this and other measures to determine the returns generated by our operating subsidiaries and to evaluate and identify cost-reduction initiatives. Management believes this measure provides investors helpful supplemental information regarding the underlying results of the Company's businesses from year to year.

FREE CASH FLOW

                                      Three Months Ended September 30,
                                      --------------------------------
                                           2003     2002   % Change
                                      --------------------------------

Free Cash Flow (b)                       $199.5   $201.7       (1.1)

Add :

Net Capital Expenditures                   45.2     44.4        1.8

Dividends Paid                             43.7     37.7       15.9
                                      --------------------------------
Cash Flow From Operations                $288.4   $283.8        1.6
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                           2003     2002   % Change
                                      --------------------------------

Free Cash Flow (b)                       $306.0   $323.9       (5.5)

Add :

Net Capital Expenditures                  110.2    117.4       (6.1)

Dividends Paid                            122.8    112.9        8.8
                                      --------------------------------
Cash Flow From Operations                $539.0   $554.2       (2.7)
                                      --------------------------------

(b) The term "free cash flow" is cash flow from operations less net capital expenditures and dividends to stockholders. Free cash flow is not a measure under generally accepted accounting principles
    (GAAP) and should not be considered as a substitute for any measure derived in accordance with GAAP. Management believes that free cash flow provides supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may also be inconsistent with similar measures presented by other companies.

EPS BEFORE CHARGES/GAINS

The following sets forth EPS Before Charges/Gains, which is a measure not derived in accordance with GAAP. In 2003, EPS Before Charges/Gains is Net Income excluding the $13.0 million ($10.7 million after tax) and $26.1 million ($19.2 million after tax) restructuring and restructuring-related items recorded in the three-month and nine-month periods ended September 30, 2003. EPS Before Charges/Gains also excludes $10.7 million ($6.9 million after tax) in tax-related interest income recorded in the three-month period ended September 30, 2003 and a $35 million tax reserve reversal and $12 million ($8 million after tax) write-down of identifiable intangibles recorded in the nine-month period ended September 30, 2003.

EPS Before Charges/Gains in 2002 is Net Income before the $22.2 million ($14.3 million after tax) and $44.9 million ($29.4 million after tax) restructuring and restructuring-related items recorded in the three-month and nine-month periods ended September 30, 2002. In addition, EPS Before Charges/Gains for the nine-month period ended September 30, 2002 excludes a $61.7 million tax claim and $14.9 million ($9.6 million after tax) in tax-related interest income.

Management uses this and other measures to evaluate overall performance of the Company, and believes this measure provides investors helpful supplemental information regarding the underlying results of the Company's businesses from year to year. This measure may be inconsistent with similar measures provided by other companies.

                                      Three Months Ended September 30,
                                      --------------------------------
                                           2003     2002   % Change
                                      --------------------------------

Net Income Before Charges/Gains        $  149.9 $  127.5       17.6
                                      --------------------------------

Earnings Per Common Share - Basic

  Net Income Before Charges/Gains          1.03     0.85       21.2
  Tax-related gains                        0.05        -          -
  Restructuring and
   restructuring-related items            (0.07)   (0.10)      30.0

                                      --------------------------------
Net Income                                 1.01     0.75       34.7
                                      --------------------------------


Earnings Per Common Share - Diluted

  Net Income Before Charges/Gains          1.00     0.82       22.0
  Tax-related gains                        0.05        -          -
  Restructuring and
   restructuring-related items            (0.07)   (0.09)      22.2

                                      --------------------------------
Net Income                                 0.98     0.73       34.2
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                           2003     2002   % Change
                                      --------------------------------

Net Income Before Charges/Gains        $  407.6 $  352.2       15.7
                                      --------------------------------

Earnings Per Common Share - Basic

  Net Income Before Charges/Gains          2.80     2.35       19.1
  Write-downs of identifiable
   intangibles                            (0.06)       -          -
  Tax-related gains                        0.29     0.47      (38.3)
  Restructuring and
   restructuring-related items            (0.13)   (0.19)      31.6
                                      --------------------------------
Net Income                                 2.90     2.63       10.3
                                      --------------------------------

Earnings Per Common Share - Diluted

  Net Income Before Charges/Gains          2.72     2.28       19.3
  Write-downs of identifiable
   intangibles                            (0.05)       -          -
  Tax-related gains                        0.28     0.46      (39.1)
  Restructuring and
   restructuring-related items            (0.13)   (0.19)      31.6
                                      --------------------------------
  Net Income                               2.82     2.55       10.6
                                      --------------------------------


FULL YEAR 2003 DILUTED EPS TARGET

The Company's diluted EPS target for 2003 is before charges/gains. The current estimated impact from special items for the full year 2003 is anticipated to be a net gain. Charges/gains for the nine-month period ended September 30, 2003 are detailed above. At the present time, the Company anticipates incurring restructuring and restructuring-related items for the fourth quarter of 2003 in the range of $7-12 million after tax.

In the year ended December 31, 2002, the Company recorded an after-tax net gain from special items of $35.1 million, which included (1) restructuring and restructuring-related items of $55.8 million ($36.2 million after tax) and (2) a $61.7 million tax claim and $14.9 million ($9.6 million after tax) in tax-related interest income. Net Income Before Charges/Gains for the year ended December 31, 2002, which excludes these items, is lower than net income determined in accordance with GAAP.

RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS AND WRITE-DOWNS OF
IDENTIFIABLE INTANGIBLES

The Company recorded pre-tax restructuring and restructuring-related items of $13.0 million ($10.7 million after tax) and $26.1 million ($19.2 million after tax) in the three-month and nine-month periods ended September 30, 2003. The charges relate to rationalization of operations in the Office and Golf segments. In addition, the Company recorded write-downs of identifiable intangibles in the Office segment of $12 million ($8 million after tax).


                   Three Months Ended September 30, 2003
                  (In millions, except per share amounts)
          ----------------------------------------------------------
                         Restructuring-Related
                                Items
                         ----------------------
                            Cost of     SG & A   Identifiable
          Restructuring  Sales Charges  Charges  Intangibles   Total
          ----------------------------------------------------------
Golf        $  0.1          $  1.6      $    -     $    -     $  1.7
Office         9.5             1.8           -          -       11.3
          ----------------------------------------------------------
    Total   $  9.6          $  3.4      $    -     $    -     $ 13.0
                                                              ------
Income tax
 benefit                                                         2.3
                                                              ------
Net charge                                                    $ 10.7
                                                              ------
Charge per
 common share
    Basic                                                     $ 0.07
    Diluted                                                   $ 0.07
                                                              ------


                   Nine Months Ended September 30, 2003
                  (In millions, except per share amounts)
          ----------------------------------------------------------
                         Restructuring-Related
                                  Items
                         ----------------------
                            Cost of     SG & A   Identifiable
          Restructuring  Sales Charges  Charges  Intangibles   Total
          ----------------------------------------------------------
Golf        $  2.1          $  1.6      $    -     $    -     $  3.7
Office        15.3             6.8          0.3       12.0      34.4
          ----------------------------------------------------------
    Total   $ 17.4          $  8.4      $   0.3    $  12.0    $ 38.1
          ----------------------------------------------------------
Income tax
 benefit                                                        10.9
                                                              ------
Net charge                                                    $ 27.2
                                                              ------
Charge per
 common share
    Basic                                                     $ 0.19
    Diluted                                                   $ 0.18
                                                              ------

                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                             (In millions)
                              (Unaudited)

                                    September 30,     September 30,
                                        2003              2002
                                    -------------     -------------
Assets

  Current assets
      Cash and cash equivalents      $     161.7       $      89.2
      Accounts receivable, net             942.3             884.4
      Inventories                          869.0             828.0
      Other current assets                 281.3             224.4
                                    -------------     -------------
        Total current assets             2,254.3           2,026.0

    Property, plant and equipment, net   1,191.0           1,184.9
    Intangibles resulting from
      business acquisitions, net         2,400.7           2,336.5
    Other assets                           398.4             411.6
                                    -------------     -------------
        Total assets                 $   6,244.4       $   5,959.0
                                    -------------     -------------
Liabilities and Stockholders' Equity

  Current liabilities
      Short-term debt                $     381.8       $     281.6
      Current portion of long-term debt     25.6               1.1
      Other current liabilities          1,369.9           1,302.2
                                    -------------     -------------
        Total current liabilities        1,777.3           1,584.9

  Long-term debt                           841.5             974.4
  Other long-term liabilities              744.5             644.6
  Minority interests                       368.4             399.5
                                    -------------     -------------
        Total liabilities                3,731.7           3,603.4

  Stockholders' equity                   2,512.7           2,355.6
                                    -------------     -------------
        Total liabilities and
         stockholders' equity        $   6,244.4          $5,959.0
                                    -------------     -------------

    CONTACT: Fortune Brands, Inc.
             Clarkson Hine (Media Relations), 847-484-4415
             Tony Diaz (Investor Relations), 847-484-4410